Bob Evans FARMS®

NASDAQ: BOBE


Bob Evans

Investor Presentation

(revised 12.07.16)

Saed Mohseni, President and Chief Executive Officer
Mark Hood, Chief Administrative and Chief Financial Officer
Scott Taggart, VP, Investor Relations

SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

- Our inability to improve our operational and marketing execution and performance, including a failure to achieve and maintain positive same-store sales;
- Changing and adverse business conditions, including higher energy and commodity costs, including but not limited to protein costs for beef, pork (sows and other pork products) and chicken;
- Overall economic conditions that may affect consumer spending, either nationwide or in one or more of the Company's major markets;
- Competition in the restaurant and food products industries, including the ability to recruit, train, and retain qualified employees;
- Ability to control restaurant and plant operating costs, which are impacted by the availability and cost of food, labor, workers compensation, group health care, fuel and utilities such as gas, electricity and water;
- The effects of our increase of indebtedness and associated restrictions on our financial and operating flexibility;
- Adverse weather conditions in locations where we operate our restaurants impacting sales and customer travel;
- Consumer acceptance of changes in menu offerings, atmosphere and/or service procedures, as well as the price of menu and food product offerings;
- Consumer acceptance of our restaurant concepts in existing geographies;
- Consumer behavior based on negative publicity or concerns over nutritional or safety aspects of our food or products; and
- The actual results of pending, future or threatened litigation or governmental investigations and the costs and effects of negative publicity.

We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful. Certain risks, uncertainties and assumptions are discussed under the heading "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 29, 2016. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission, as well as press releases and other communications should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Bob Evans FARMS®

BOB EVANS RESTAURANTS	BEF FOODS
	

Bob Evans

Owens
Bob Evans
Sausage, Egg & Cheese
Breakfast Bakes
Oven Bake
Hash Brown Bake
Original
Owens

BUSINESS SEGMENTS *(TTM – Q2 FY 2017)*

Revenue



Bob Evans
RESTAURANT.
70%
30%
Bob Evans
GROCERY PRODUCTS

Non-GAAP Segment EBITDA[1]



Bob Evans
RESTAURANT.
52%
48%
Bob Evans
GROCERY PRODUCTS

[1] Please refer to pages 30-41 for a reconciliation of non-GAAP to GAAP items.

NON-GAAP EBITDA[1] *($ millions)*: FY2014 - Present

CONSOLIDATED NON-GAAP EBITDA


$134.8
$133.5
$145.8(2)
$138.8
FY2014
FY2015
FY2016
TTM 2Q'17

Bob Evans Restaurant

TTM2Q'17	**$100.0**
FY2016	$113.8(2)
FY2015	$128.2
FY2014	$153.9

Bob Evans Grocery Products

TTM2Q'17	**$90.9**
FY2016	$90.9(2)
FY2015	$60.9
FY2014	$43.9

Bob Evans Farms

Corporate&Other

TTM2Q'17	**($52.1)**
FY2016	($58.9) (2)
FY2015	($55.6)
FY2014	($63.0)

[1] Please refer to pages 30-46 for a reconciliation of non-GAAP to GAAP items.

[2] Fiscal year 2016 included 53-weeks. The additional week increased/(decreased) Consolidated, BER, BEF, and Corporate & Other non-GAAP EBITDA by approximately $3.5 million, $2.3 million, $2.1 million, and ($0.9) million, respectively.



8
48
34
1
14
53
191
7
28
15
26
1
14
22
7
2
4
47

522 restaurants in 18 states

as of 10/28/16

Full-service family restaurants featuring a wide variety of menu items for both on- and off-premises dining



ALL THREE DAYPARTS SERVED (Q2 FY 2017)


Breakfast (6am-11am)
Average guest check: $9.52
33%
Dinner
(4pm-10pm)
Average guest check: $9.81
31%
36%
Lunch (11am-4pm)
Average guest check: $9.83

Breakfast item facts:

- ✓ *Sales mix across all dayparts: ~40%*
- ✓ *% of transactions with 1+ breakfast items across all dayparts: ~51%*

Average Annual Unit Sales (FY 2016) **$1.7 million**

Avg. Dine-In Guest Check/Per Guest (Q2 FY 2017) **$18.78/$9.72**

Average Carryout Check (Q2 FY 2017) **$16.50**

Bob Evans Restaurants' fiscal 2017 objective is to restore brand relevance through four key initiatives:

1. Reconfiguration of menu and price-value equation;
2. Selective food quality upgrades;
3. Marketing emphasis on value at every daypart, and most importantly;
4. <u>Restoration of hospitality as a differentiator of Bob Evans Restaurants.</u>


FARM-FRESH
GOODNESS

NEW MENU: LAUNCHED SYSTEM-WIDE SEPTEMBER 1, 2016



FARM-FRESH
GOODNESS
Bob Evans

- Look, tone, and feel embraces farm roots and brand heritage
- "Build your own" options at every daypart
- Value-oriented entry price points at every daypart
- Simplified dinner menu



BORN ON A FARM
On a rolling countryside in southeast Ohio, the Bob Evans Farm is a testament to simpler times, traditional values and family meals prepared with the freshest ingredients. Bob and his wife Jewell bought the farm in 1953, and raised their six children in the large, brick farmhouse known as the Homestead. It's also where Bob created his signature sausage with secret seasonings that went on to become a beloved nationwide sensation.
Today, you can visit these iconic landmarks – plus the original Bob Evans restaurant that started it all – and experience the charm and heritage of an all-American farming community firsthand.
If you can't make it out to the Homestead in Rio Grande, a visit to your neighborhood Bob Evans restaurant is the next best thing. In keeping with Bob's stated philosophy that "We treat strangers like friends and friends like family," you'll find a warm and welcoming dining experience where homestyle food is served with homegrown hospitality. So enjoy your meal and welcome to our farm.
Ohio
Indiana
West Virginia
Kentucky

NEW MENU: HIGHLIGHTS VALUE AT EVERY DAYPART

ANY WAY YOU LIKE 'EM ➤ EGGS COOKED-TO-ORDER

2 EGGS 4.09	1 EGG 4.99	2 EGGS 6.79	3 EGGS 7.49
with two biscuits	with sausage or bacon & two biscuits	with sausage or bacon & two biscuits	with sausage or bacon & two biscuits

SUBSTITUTE EGG WHITES FOR 40¢ EXTRA





FARM-FRESH VALUE MENU LUNCH COMBOS

Served with your choice of endless freshly-baked bread.

STARTING AT **5.99**

PICK 2 COMBO 5.99

- Farmhouse Garden Salad
- Chicken-N-Noodles Soup
- Farm Festival Bean Soup
- Broccoli Cheddar Soup
- Hearty Beef Vegetable Soup
- Cheddar Baked Potato Soup

HALF-SANDWICH COMBO 6.99

A CUP OF SOUP OR FA[illegible] SALAD WITH YOUR CHOICE OF ONE OF TI[illegible]

- 1/2 Turkey Bac[illegible]
- 1/2 Five Chees[illegible]
- 1/2 Pot Roast [illegible]
- 1/2 Slow-Roa[illegible]



BUILD YOUR OWN 7.99 ➤ Omelet with three eggs. Choose any two ingredients below.

MEAT	CHEESE	VEGETABLES
SAUSAGE	AMERICAN	DICED TOMATOES
DICED HAM	MONTEREY JACK	ONIONS
BACON	CHEDDAR	FRESH BABY SPINACH
	PEPPER-JACK	RED & GREEN BELL PEPPERS
	SWISS	MUSHROOMS
		JALAPEÑOS

ADDITIONAL INGREDIENTS: 50¢ EACH • SUBSTITUTE EGG WHITES FOR 40¢ EXTRA





FARM-FRESH VALUE MENU SAVOR DINNER

➤ STARTING AT $6.99



NEW MENU: EXPANDS 3-COURSE DINNER OPTIONS

HOME OF THE 3-COURSE DINNER: CREATE YOUR OWN

- ENJOY ENDLESS FRESHLY BAKED BREAD
- ADD A BOTTOMLESS ICE-COLD BEVERAGE STARTING AT $2.39



CHOOSE YOUR ENTRÉE
Any dinner entrée

CHOOSE YOUR STARTER
Farmhouse Garden Salad
Cup of Soup

CHOOSE YOUR DESSERT
Caramel or Chocolate Fudge Sundae
Chocolate Chunk Cookie
Fresh Fruit Dish
UPGRADE TO A SLICE OF PIE OR CHEESECAKE FOR $1.49

$2 MORE



Our Bob Evans Bone-In Broasted® Chicken is made with fresh, never frozen chicken + hand-breaded in-house daily.

Served with one side, coleslaw, and freshly-baked rolls

TWO-PIECE DARK 7.99
Includes thigh & leg

TWO-PIECE WHITE 8.99
Includes breast & wing

BROASTED® CHICKEN TENDERS 7.99
ADD A SAUCE
BOB EVANS WILDFIRE®, HONEY MUSTARD, RANCH, OLD ROUTE 35, BUFFALO



POT ROAST 9.99
Slow-roasted for nine hours. Served with glazed fresh carrots, grilled onions and beef gravy on top of mashed potatoes



BOB EVANS RESTAURANTS: HOLIDAY MERCHANDISING


GIVE AND YE SHALL RECEIVE.
GET $5 OFF YOUR NEXT PURCHASE* WITH EVERY $25 GIFT CARD PURCHASE
VALID 11/25-12/31


WARM & TOASTY
NEW! FRENCH TOAST TOPPERS
WITH OUR
FARMER'S CHOICE BREAKFAST $9.99
CHOCOLATE COCONUT BRIOCHE FRENCH TOAST*
BLUEBERRY SUPREME BRIOCHE FRENCH TOAST
ALMOND TOFFEE BRIOCHE FRENCH TOAST*
FARMER'S CHOICE BREAKFAST
Also Try Our
NEW! CINNAMON HOT CHOCOLATE*


PIE IS THE REASON FOR THE SEASON














YOUR COMPLETE
HOLIDAY MEAL
TO GO
PACKED COLD. JUST HEAT, SERVE & ENJOY AT HOME.
New! PREMIUM FARMHOUSE FEAST®
SERVES 8-10 PEOPLE. $109.99


IT'S THE MOST WONDERFUL
MEAL of the YEAR
3-COURSE DINNER
BLEU CHEESE & BACON USDA CHOICE SIRLOIN* 3-COURSE DINNER
USDA CHOICE SIRLOIN* 3-COURSE DINNER
BLACKENED USDA CHOICE SIRLOIN* 3-COURSE DINNER
BLACK ANGUS CHOPPED STEAK 3-COURSE DINNER













Breakfast actions:

- Improved hotcakes and omelets
- Seasonal toppings on brioche, hotcakes, waffles and crepes
- Upgraded breakfast entrée ingredients including fresh sausage, fresh cracked eggs, fresh potatoes, fresh baked biscuits, not-from-concentrate orange juice, and an improved butter blend
- Named "Favorite Breakfast Chain" by Market Force Information®

BEST-IN-CLASS BREAKFAST IMPACT



Year-over-year mix % improvement following August 2015 "Best-in-Class" breakfast launch
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
"Best-in-Class" breakfast launch
Continued growth following anniversary of launch
51%
40%
FY16 Q1: May-Jul
FY16 Q2: Aug - Oct
FY16 Q3: Nov - Jan
FY16 Q4: Feb - Apr
FY17 Q1: May-Jul
FY17 Q2: Aug-Oct
% of transactions w/1+ breakfast entrees
breakfast item sales mix %







NATION'S FAVORITE BREAKFAST CHAIN*
*Reported by Market Force Information®, January 2016



BREAKFAST STARTING AT 4.99
EVERY DAY • ALL DAY
FARM VALUES
*Reported by Market Force Information®, January 2016

BOB EVANS RESTAURANTS: PORTFOLIO ANALYSIS *(TTM OCTOBER 2016)*


AUV ($000's)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
AVERAGE UNIT SALES VOLUME BANDS
4-WALL EBITDA MARGIN % INSET(1)
22.9%
18.5%
15.2%
11.7%
9.1%
6.8%
Top 100 restaurants
101 - 200
201 - 300
301 - 400
401 - 500
501 -

[1] Pro-forma to reflect closed restaurants and impact of 2016 restaurant sale-leaseback transaction.

BOB EVANS RESTAURANTS: A SNAPSHOT OF THE FAMILY SEGMENT GUEST

Gender



Male
40%
Female
60%

Age
(average ~56)



18-34
10%
35-44
9%
45-54
18%
55-64
28%
65+
35%

Household Income
(average $65K)



below $50K
28%
$50K-$75K
21%
$75K-$100K
21%
Over $100K
30%

Employment Status



Retired
42%
White collar
23%
Healthcare
9%
Education
7%
Blue-collar
6%
Other
13%

BOB EVANS RESTAURANTS: SECOND-QUARTER FISCAL YEAR 2017 SAME-STORE SALES SUMMARY

Second-Quarter Fiscal 2017 SSS% Day Part Performance – Total Chain			
Day Part	**On-Premise**	**Off-Premise**	**Total**
Breakfast	(0.7)%	6.5%	0.1%
Lunch	(1.6)%	(0.2)%	(1.5)%
Dinner	(4.4)%	(2.6)%	(4.1)%
Total	**(2.1)%**	**0.2%**	**(1.8)%**



NEW!
Owens
Regular Pork Sausage Patties
New Look, Same Great Taste!
Bob Evans
farm-fresh goodness
ON THE GO
BISCUITS
Sausage, Egg & Cheese
Breakfast Bakes
Oven Bake
Hash Brown Bake
PORK SAUSAGE PATTIES
FULLY COOKED
Original
PORK SAUSAGE LINKS
MASHED POTATOES
REGULAR

Bob Evans
GROCERY PRODUCTS™

FOUR KEY LINES OF BUSINESS

- Sausage
- Refrigerated Sides
- Food Service
- Frozen Products

Sold at 30,000+ retail locations

Refrigerated Dinner Sides – National
Breakfast Sausage – Regional

Refrigerated Dinner Sides



Breakfast Sausage



NOTE: **Darker colors indicate higher market penetration**

BEF FOODS: OVERVIEW

Refrigerated side dishes



Bob Evans
Original


Bob Evans
Macaroni & Cheese

Breakfast sausage



12 LINKS
Bob Evans
Original

8 PATTIES
Bob Evans
Original

Bob Evans

Frozen products



Bob Evans
Croissants
Sausage, Egg & Cheese

New products


NEW! Bob Evans
White Cheddar Macaroni & Cheese

NEW! Bob Evans
Oven Bake
Cheesy Southwest Mashed Potatoes



FY 2010 Sales Mix (pounds)
Side Dishes(1)
36%
Food Service
2% insourced (2)
11%
35%
Retail Sausage
9%
Other
9%
Frozen

sausage mix (% of total sales): *42%*



FY 2017 Q2 TTM Sales Mix (pounds)
Side Dishes(1)
51%
19%
Food Service
8% insourced (2)
23%
Other 3%
Frozen 4%
Retail Sausage

sausage mix (% of total sales): *28%*

[1] Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites. [2] Insourced sales data reflects sales to Bob Evans Restaurants.

Sold at 30,000+ retail locations in 50 states and the District of Columbia

BEF Food's Normalized Operating Margin Range is ~ 15% to 18%*

1. *Sales mix shift toward higher-margin side-dish products*
2. *Plant efficiency initiatives*
3. *Channel mix shift toward higher-margin branded retail*
4. *Ongoing brand investments*

** Excludes 100-200bps of shared service costs not currently allocated*

Grow Bob Evans from a strong regional food brand to a national food brand leveraging our market-leading refrigerated side-dish position, while protecting the #1 breakfast sausage position in core markets[(1)]

- **Refrigerated Side Dishes – Grow aggressively**


Bob Evans
Macaroni & Cheese

- **Breakfast Sausage – Selective growth/maintain**


Bob Evans

- **Frozen - Maintain**


Bob Evans

- **Food Service – Selective growth**

[(1)]Source: IRI Bob Evans Core MULO*, 52 weeks ending 10/30/16

BEF FOODS: REFRIGERATED SIDE-DISH PERFORMANCE

Refrigerated Side Dish Dollar Share[1]
($602MM)



All Others 8%
Simply 9%
Resers 10%
Private Label 12%
Hormel 12%
Bob Evans 49%

Refrigerated Side Dish Dollar Velocity[1]



$7.39
Selling 3X faster than next closest competitor
$2.18
$2.82
$2.48
$2.27
Bob Evans
Hormel
Private Label
Resers
Simply

Repeat Rate – Refrigerated Side Dishes[2]



64%
50%
50%
46%
50%
Bob Evans
Hormel
Private Label
Resers
Simply

Bob Evans . . .

- ***#1 dinner side-dish brand*** [1, 3]
- ***49% share of dinner sides category Q2'17***[3]
- ***Mashed potatoes is #1 dinner side***
- ***Macaroni and cheese is #2 dinner side***

(1) IRI; 52 weeks ending 10-30-16; Total US MULO; Dollar Share, Avg Weekly $/MM ACV
(2) IRI Panel; 52 weeks ending 10-30-16; Total US MULO; % of Buyers, 2x+ Buyers
(3) IRI Dollar Share, Total U.S. MULO – 13 weeks ending 10-30-16

DIVIDEND HISTORY *($ per share)*



Current quarterly dividend rate of $0.34 per share equates to $1.36 annually
$0.56
$0.60
$0.68
$0.78
$0.95
$1.075
$1.205
$1.24
$1.30
$1.36E
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E

SHARE REPURCHASE/CAPEX/DIVIDEND HISTORY



Share Repurchases
Dividends
Capital Expenditures
($ millions)
$250
$200
$150
$100
$50
$0
$70
$28
$82
$63
$30
$118
$225
$32
$191
$0
$29
$75
$172(1)
$28
$66
2012
2013
2014
2015
2016
(1) $78.5 million remaining on current share repurchase authorization. Share repurchases governed by adjusted leverage ratio. The Company's Q2 fiscal 2017 pro-forma adjusted leverage ratio was 3.00x.

- **Create a hospitality- and quality-based brand experience**
- **Leverage strong brand equity across Bob Evans Restaurants and BEF Foods**
- **Profitable sales growth**
- **Free cash flow growth**
- **Increase efficiencies**
- **Allocate capital prudently**
- **Maintain prudent leverage**


Welcome
to my
Bob Evans
New Albany

Appendix


Bob Evans

HISTORICAL AND FORECASTED SOW COST PRICING – *(cost/hundredweight)*

10 year historical average sow cost: ~$52

Fiscal Year	Q1	Q2	Q3	Q4	Average
2017	$48.46	$44.53			$46.22
2016	$38.75	$53.31	$41.53	$42.84	$44.31
2015	$87.87	$78.82	$67.79	$43.02	$69.41
2014	$63.24	$77.33	$72.36	$78.47	$73.23
2013	$54.19	$43.22	$58.73	$59.07	$53.87
2012	$57.06	$67.82	$60.56	$60.41	$61.58
2011	$59.52	$60.47	$51.16	$59.05	$57.17

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2017

(in thousands, except per share amounts)	Three Months Ended October 28, 2016	Three Months Ended October 23, 2015	Basic EPS Three Months Ended October 28, 2016	Basic EPS Three Months Ended October 23, 2015	Diluted EPS Three Months Ended October 28, 2016	Diluted EPS Three Months Ended October 23, 2015
Operating Income (Loss) as Reported						
Bob Evans Restaurants	$ 13,461	$ 13,323				
BEF Foods	18,679	13,997				
Corporate and Other	(30,672)	(15,886)				
Operating Income	1,468	11,434				
Net interest expense	1,741	2,883				
Income Before Income Taxes	(273)	8,551				
Provision (benefit) for income taxes	(491)	2,120				
Net Income as reported	218	6,431	$ 0.01	$ 0.29	$ 0.01	$ 0.29
Adjustments						
Bob Evans Restaurants						
Severance/Restructuring	—	318				
BEF Foods						
Loss on Sale of Assets	—	3,606				
Corporate and Other						
Impairments	16,000	—				
Activism, Strategic Initiatives and Other	479	—				
	16,479	—				
Total adjustments						
Impairments	16,000	—				
Severance/Restructuring	—	318				
Loss on Sale of Assets	—	3,606				
Activism, Strategic Initiatives and Other	479	—				
	16,479	3,924				
Non-GAAP operating income (loss)						
Bob Evans Restaurants	13,461	13,641				
BEF Foods	18,679	17,603				
Corporate and Other	(14,193)	(15,886)				
Total non-GAAP operating income	17,947	15,358				
Adjustments to net interest expense	1,133	(480)				
Non-GAAP net interest expense	2,874	2,403				
Non-GAAP Income Before Taxes	15,073	12,955				
Adjustments to income tax provision (benefit)	4,380	1,636				
Non-GAAP Provision for Income Taxes	3,889	3,756				
Non-GAAP Net Income	$ 11,184	$ 9,199	$ 0.56	$ 0.42	$ 0.56	$ 0.41
Weighted Average Shares Outstanding			19,825	22,115	19,964	22,233

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2017 (CONTINUED)

(in thousands)	Three Months Ended							
	Consolidated Results				Bob Evans Restaurants			
	October 28, 2016	% of Sales	October 23, 2015	% of Sales	October 28, 2016	% of Sales	October 23, 2015	% of Sales
Operating income as reported								
Net Sales	$ 315,963		$ 325,021		$ 219,805		$ 230,741	
Cost of sales	96,232	30.5 %	102,709	31.6 %	56,007	25.5 %	61,725	26.8 %
Operating wage and fringe benefit expenses	100,150	31.7 %	104,403	32.1 %	89,352	40.7 %	93,460	40.5 %
Other operating expenses	58,457	18.5 %	56,181	17.3 %	43,018	19.6 %	42,984	18.6 %
Selling, general and administrative expenses	25,487	8.0 %	29,902	9.2 %	6,965	3.1 %	5,433	2.3 %
Depreciation and amortization expense	17,646	5.6 %	20,107	6.2 %	10,479	4.8 %	13,531	5.9 %
Impairments	16,523	5.2 %	285	0.1 %	523	0.2 %	285	0.1 %
Total as reported	1,468	0.5 %	11,434	3.5 %	13,461	6.1 %	13,323	5.8 %
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	—		—		—		—	
Other operating expenses	—		—		—		—	
Selling, general and administrative expenses	(479)		(3,924)		—		(318)	
Depreciation and amortization expense	—		—		—		—	
Impairments	(16,000)		—		—		—	
Total Adjustments	16,479		3,924		—		318	
Non-GAAP operating income								
Net Sales	315,963		325,021		219,805		230,741	
Cost of sales	96,232	30.5 %	102,709	31.6 %	56,007	25.5 %	61,725	26.8 %
Operating wage and fringe benefit expenses	100,150	31.7 %	104,403	32.1 %	89,352	40.7 %	93,460	40.5 %
Other operating expenses	58,457	18.5 %	56,181	17.3 %	43,018	19.6 %	42,984	18.6 %
Selling, general and administrative expenses	25,008	7.9 %	25,978	8.0 %	6,965	3.1 %	5,115	2.2 %
Depreciation and amortization expense	17,646	5.5 %	20,107	6.2 %	10,479	4.8 %	13,531	5.9 %
Impairments	523	0.2 %	285	0.1 %	523	0.2 %	285	0.1 %
Total non-GAAP operating income	$ 17,947	5.7 %	$ 15,358	4.7 %	$ 13,461	6.1 %	$ 13,641	5.9 %

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2017 (CONTINUED)

(in thousands)	Three Months Ended					
	BEF Foods				Corporate and Other	
	October 28, 2016	% of Sales	October 23, 2015	% of Sales	October 28, 2016	October 23, 2015
Operating income (loss) as reported						
Net Sales	$ 96,158		$ 94,280		$ —	$ —
Cost of sales	40,225	41.8 %	40,984	43.5 %	—	—
Operating wage and fringe benefit expenses	10,798	11.2 %	10,943	11.6 %	—	—
Other operating expenses	15,439	16.1 %	13,197	14.0 %	—	—
Selling, general and administrative expenses	6,775	7.1 %	10,964	11.7 %	11,747	13,505
Depreciation and amortization expense	4,242	4.4 %	4,195	4.4 %	2,925	2,381
Impairments	—	— %	—	— %	16,000	—
Total as Reported	18,679	19.4 %	13,997	14.8 %	(30,672)	(15,886)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	—		(3,606)		(479)	—
Depreciation and amortization expense	—		—		—	—
Impairments	—		—		(16,000)	—
Total adjustments	—		3,606		16,479	—
Non-GAAP operating income (loss)						
Net Sales	96,158		94,280		—	—
Cost of sales	40,225	41.8 %	40,984	43.5 %	—	—
Operating wage and fringe benefit expenses	10,798	11.2 %	10,943	11.6 %	—	—
Other operating expenses	15,439	16.1 %	13,197	14.0 %	—	—
Selling, general and administrative expenses	6,775	7.1 %	7,358	7.8 %	11,268	13,505
Depreciation and amortization expense	4,242	4.4 %	4,195	4.4 %	2,925	2,381
Impairments	—	— %	—	— %	—	—
Total non-GAAP operating income (loss)	$ 18,679	19.4 %	$ 17,603	18.7 %	$ (14,193)	$ (15,886)

GAAP TO NON-GAAP RECONCILIATION: Q2 FISCAL 2017 (CONTINUED)

(in thousands, except per share amounts)

	Three Months Ended			
	October 28, 2016	% of Sales	October 23, 2015	% of Sales
Net Sales	$ 315,963		$ 325,021	
Cost of sales	96,232	30.5 %	102,709	31.6 %
Operating wage and fringe benefit expenses	100,150	31.7 %	104,403	32.1 %
Other operating expenses	58,457	18.5 %	56,181	17.3 %
Selling, general and administrative expenses	25,487	8.0 %	29,902	9.2 %
Depreciation and amortization expense	17,646	5.6 %	20,107	6.2 %
Impairments	16,523	5.2 %	285	0.1 %
Operating Income	1,468	0.5 %	11,434	3.5 %
Net interest expense	1,741		2,883	
Income Before Income Taxes	(273)		8,551	
(Benefit) Provision for income taxes	(491)		2,120	
Net Income	$ 218		$ 6,431	
Earnings Per Share — Net Income				
Basic	$ 0.01		$ 0.29	
Diluted	$ 0.01		$ 0.29	
Cash Dividends Paid Per Share	$ 0.34		$ 0.31	
Weighted Average Shares Outstanding				
Basic	19,825		22,115	
Dilutive shares	139		118	
Diluted	19,964		22,233	
Shares outstanding at quarter end	19,766		21,379	

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2017

(in thousands, except per share amounts)

	Three Months Ended		Basic EPS Three Months Ended		Diluted EPS Three Months Ended	
	July 29, 2016	July 24, 2015	July 29, 2016	July 24, 2015	July 29, 2016	July 24, 2015
Operating Income (Loss) as Reported						
Bob Evans Restaurants	$ 11,602	$ 9,796				
BEF Foods	15,387	15,851				
Corporate and Other	(13,291)	(17,385)				
Operating Income	13,698	8,262				
Net interest expense	1,893	2,606				
Income Before Income Taxes	11,805	5,656				
Provision (benefit) for income taxes	2,643	1,376				
Net Income as reported	9,162	4,280	$ 0.46	$ 0.19	$ 0.46	$ 0.19
Adjustments						
Bob Evans Restaurants						
Store closure costs	807					
Litigation Reserves	(278)	10,500				
	529	10,500				
Total adjustments						
Store closure costs	807	—				
Litigation Reserves	(278)	10,500				
	529	10,500				
Non-GAAP operating income (loss)						
Bob Evans Restaurants	12,131	20,296				
BEF Foods	15,387	15,851				
Corporate and Other	(13,291)	(17,385)				
Total non-GAAP operating income	14,227	18,762				
Adjustments to net interest expense	—	—				
Non-GAAP net interest expense	1,893	2,606				
Non-GAAP Income Before Taxes	12,334	16,156				
Adjustments to income tax provision (benefit)	141	3,076				
Non-GAAP Provision for Income Taxes	2,784	4,452				
Non-GAAP Net Income	$ 9,550	$ 11,704	$ 0.48	$ 0.51	$ 0.48	$ 0.51
Weighted Average Shares Outstanding			19,792	22,733	19,964	22,881

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2017 (CONTINUED)

(in thousands)	Three Months Ended							
	Consolidated Results				Bob Evans Restaurants			
	July 29, 2016	% of Sales	July 24, 2015	% of Sales	July 29, 2016	% of Sales	July 24, 2015	% of Sales
Operating income as reported								
Net Sales	$ 306,317		$ 321,713		$ 220,376		$ 238,669	
Cost of sales	93,250	30.4 %	96,322	29.9 %	55,236	25.1 %	61,469	25.8 %
Operating wage and fringe benefit expenses	100,698	32.9 %	104,959	32.6 %	91,515	41.5 %	95,465	40.0 %
Other operating expenses	55,642	18.2 %	51,589	16.0 %	42,544	19.3 %	39,935	16.7 %
Selling, general and administrative expenses	25,455	8.3 %	40,428	12.6 %	8,404	3.8 %	18,524	7.8 %
Depreciation and amortization expense	17,574	5.7 %	20,153	6.3 %	11,075	5.0 %	13,480	5.6 %
Total as reported	13,698	4.5 %	8,262	2.6 %	11,602	5.3 %	9,796	4.1 %
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	—		—		—		—	
Other operating expenses	(340)		—		(340)		—	
Selling, general and administrative expenses	(189)		(10,500)		(189)		(10,500)	
Depreciation and amortization expense	—		—		—		—	
Total Adjustments	529		10,500		529		10,500	
Non-GAAP operating income								
Net Sales	306,317		321,713		220,376		238,669	
Cost of sales	93,250	30.4 %	96,322	29.9 %	55,236	25.1 %	61,469	25.8 %
Operating wage and fringe benefit expenses	100,698	32.9 %	104,959	32.6 %	91,515	41.5 %	95,465	40.0 %
Other operating expenses	55,302	18.1 %	51,589	16.0 %	42,204	19.2 %	39,935	16.7 %
Selling, general and administrative expenses	25,266	8.3 %	29,928	9.4 %	8,215	3.7 %	8,024	3.4 %
Depreciation and amortization expense	17,574	5.7 %	20,153	6.3 %	11,075	5.0 %	13,480	5.6 %
Total non-GAAP operating income	$ 14,227	4.6 %	$ 18,762	5.8 %	$ 12,131	5.5 %	$ 20,296	8.5 %

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2017 (CONTINUED)

(in thousands)	Three Months Ended					
	BEF Foods				Corporate and Other	
	July 29, 2016	% of Sales	July 24, 2015	% of Sales	July 29, 2016	July 24, 2015
Operating income (loss) as reported						
Net Sales	$ 85,941		$ 83,044		$ —	$ —
Cost of sales	38,014	44.2 %	34,853	42.0 %	—	—
Operating wage and fringe benefit expenses	9,184	10.7 %	9,494	11.4 %	—	—
Other operating expenses	13,098	15.2 %	11,654	14.0 %	—	—
Selling, general and administrative expenses	6,464	7.6 %	6,795	8.2 %	10,586	15,109
Depreciation and amortization expense	3,794	4.4 %	4,397	5.3 %	2,705	2,276
Total as Reported	15,387	17.9 %	15,851	19.1 %	(13,291)	(17,385)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	—		—		—	—
Depreciation and amortization expense	—		—		—	—
Total adjustments	—		—		—	—
Non-GAAP operating income (loss)						
Net Sales	85,941		83,044		—	—
Cost of sales	38,014	44.2 %	34,853	42.0 %	—	—
Operating wage and fringe benefit expenses	9,184	10.7 %	9,494	11.4 %	—	—
Other operating expenses	13,098	15.2 %	11,654	14.0 %	—	—
Selling, general and administrative expenses	6,464	7.6 %	6,795	8.2 %	10,586	15,109
Depreciation and amortization expense	3,794	4.4 %	4,397	5.3 %	2,705	2,276
Total non-GAAP operating income (loss)	$ 15,387	17.9 %	$ 15,851	19.1 %	$ (13,291)	$ (17,385)

GAAP TO NON-GAAP RECONCILIATION: Q1 FISCAL 2017 (CONTINUED)

(in thousands, except per share amounts)	Three Months Ended					
		July 29, 2016	% of Sales		July 24, 2015	% of Sales
Net Sales	$	306,317		$	321,713	
Cost of sales		93,250	30.4 %		96,322	29.9 %
Operating wage and fringe benefit expenses		100,698	32.9 %		104,959	32.6 %
Other operating expenses		55,642	18.2 %		51,589	16.0 %
Selling, general and administrative expenses		25,455	8.3 %		40,428	12.7 %
Depreciation and amortization expense		17,574	5.7 %		20,153	6.3 %
Operating Income		13,698	4.5 %		8,262	2.6 %
Net interest expense		1,893	0.6 %		2,606	0.8 %
Income Before Income Taxes		11,805	3.9 %		5,656	1.8 %
Provision (Benefit) for income taxes		2,643	0.9 %		1,376	0.4 %
Net Income	$	9,162	3.0 %	$	4,280	1.3 %
Earnings Per Share — Net Income						
Basic	$	0.46		$	0.19	
Diluted	$	0.46		$	0.19	
Cash Dividends Paid Per Share	$	0.34		$	0.31	
Weighted Average Shares Outstanding						
Basic		19,792			22,733	
Dilutive shares		172			148	
Diluted		19,964			22,881	
Shares outstanding at quarter end		19,764			22,352	

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016

(in thousands, except per share amounts)			Basic EPS		Diluted EPS	
	53 weeks ended April 29, 2016	52 weeks ended April 24, 2015	53 weeks ended April 29, 2016	52 weeks ended April 24, 2015	53 weeks ended April 29, 2016	52 weeks ended April 24, 2015
Operating Income (Loss) as Reported						
Bob Evans Restaurants	$ 34,793	$ 56,239				
BEF Foods	71,011	39,993				
Corporate and Other	(69,583)	(78,546)				
Operating Income	36,221	17,686				
Net interest expense	10,800	8,649				
Income Before Income Taxes	25,421	9,037				
Provision (benefit) for income taxes	1,199	(7,516)				
Net Income as reported	24,222	16,553	$ 1.14	$ 0.70	$ 1.13	$ 0.70
Less Diluted EPS Impact of 53rd week					$ (0.13)	
Adjusted Diluted EPS Excluding 53rd week					$ 1.00	
Adjustments						
Bob Evans Restaurants						
Impairments	6,710	6,174				
Severance/Restructuring	1,760	2,070				
Loss on Sale of Assets	9,560	—				
Activism, Strategic Initiatives and Other	—	465				
Litigation Reserves	7,156	6,000				
	25,186	14,709				
BEF Foods						
Impairments	—	2,761				
Severance/Restructuring	—	1,008				
Loss on Sale of Assets	3,606	—				
Activism, Strategic Initiatives and Other	—	17				
	3,606	3,786				

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016 (CONTINUED)

Corporate and Other						
Severance/Restructuring	1,165	2,663				
Loss on Sale of Assets	—	1,846				
Activism, Strategic Initiatives and Other	—	9,091				
CEO Separation	—	3,688				
	1,165	17,288				
Total adjustments						
Impairments	6,710	8,935				
Severance/Restructuring	2,925	5,741				
Loss on Sale of Assets	13,166	1,846				
Activism, Strategic Initiatives and Other	—	9,573				
CEO Separation	—	3,688				
Litigation Reserves	7,156	6,000				
	29,957	35,783				
Non-GAAP operating income (loss)						
Bob Evans Restaurants	59,979	70,948				
BEF Foods	74,617	43,779				
Corporate and Other	(68,418)	(61,258)				
Total non-GAAP operating income	66,178	53,469				
Adjustments to net interest expense	(480)	1,859				
Non-GAAP net interest expense	10,320	10,508				
Non-GAAP Income Before Taxes	55,858	42,961				
Adjustments to income tax provision	11,293	12,046				
Non-GAAP Provision for Income Taxes	12,492	4,530				
Non-GAAP Net Income	$ 43,366	$ 38,431	$ 2.03	$ 1.64	$ 2.02	$ 1.63
Less Diluted EPS Impact of 53rd week					$ (0.13)	
Adjusted Diluted EPS Excluding 53rd week					$ 1.89	
Weighted Average Shares Outstanding			21,336	23,489	21,494	23,649

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016 (CONTINUED)

	Consolidated Results				Bob Evans Restaurants			
	53 weeks ended		52 weeks ended		53 weeks ended		52 weeks ended	
	April 29, 2016	% of Sales	April 24, 2015	% of Sales	April 29, 2016	% of Sales	April 24, 2015	% of Sales
Operating income as reported								
Net Sales	$ 1,338,827		$ 1,349,190		951,212		$ 969,877	
Cost of sales	425,585	31.8 %	457,744	33.9 %	252,611	26.6 %	258,677	26.7 %
Operating wage and fringe benefit expenses	427,148	31.9 %	423,539	31.4 %	384,977	40.5 %	381,874	39.4 %
Other operating expenses	222,060	16.6 %	217,991	16.2 %	169,630	17.8 %	169,018	17.4 %
Selling, general and administrative expenses	139,822	10.5 %	143,295	10.6 %	46,984	4.8 %	40,733	4.2 %
Depreciation and amortization expense	79,607	5.9 %	80,074	5.9 %	53,833	5.7 %	57,236	5.9 %
Impairments	8,384	0.6 %	8,861	0.7 %	8,384	0.9 %	6,100	0.6 %
Total as reported	36,221	2.7 %	17,686	1.3 %	$ 34,793	3.7 %	$ 56,239	5.8 %
Adjustments								
Net Sales	—		—		—		—	
Cost of sales	—		—		—		—	
Operating wage and fringe benefit expenses	(1,135)		(43)		(1,135)		(43)	
Other operating expenses	—		(708)		—		(708)	
Selling, general and administrative expenses	(22,112)		(26,171)		(17,341)		(7,858)	
Depreciation and amortization expense	—		—		—		—	
Impairments	(6,710)		(8,861)		(6,710)		(6,100)	
Total Adjustments	29,957		35,783		25,186		14,709	
Non-GAAP operating income								
Net Sales	1,338,827		1,349,190		951,212		969,877	
Cost of sales	425,585	31.8 %	457,744	33.9 %	252,611	26.6 %	258,677	26.7 %
Operating wage and fringe benefit expenses	426,013	31.8 %	423,496	31.4 %	383,842	40.4 %	381,831	39.4 %
Other operating expenses	222,060	16.6 %	217,283	16.1 %	169,630	17.8 %	168,310	17.4 %
Selling, general and administrative expenses	117,710	8.9 %	117,124	8.7 %	29,643	3.0 %	32,875	3.3 %
Depreciation and amortization expense	79,607	5.9 %	80,074	5.9 %	53,833	5.7 %	57,236	5.9 %
Impairments	1,674	0.1 %	—	— %	1,674	0.2 %	—	— %
Total non-GAAP operating income	$ 66,178	4.9 %	$ 53,469	4.0 %	$ 59,979	6.3 %	$ 70,948	7.3 %

GAAP TO NON-GAAP RECONCILIATION: FISCAL 2016 (CONTINUED)

	BEF Foods				Corporate and Other	
	53 weeks ended		52 weeks ended		53 weeks ended	52 weeks ended
	April 29, 2016	% of Sales	April 24, 2015	% of Sales	April 29, 2016	April 24, 2015
Operating income (loss) as reported						
Net Sales	$ 387,615		$ 379,313		$ —	$ —
Cost of sales	172,974	44.6%	199,067	52.5%	—	—
Operating wage and fringe benefit expenses	42,171	10.9%	41,665	11.0%	—	—
Other operating expenses	52,430	13.5%	48,974	12.9%	—	—
Selling, general and administrative expenses	32,805	8.5%	29,712	7.9%	60,033	72,849
Depreciation and amortization expense	16,224	4.2%	17,141	4.5%	9,550	5,697
Impairments	—	—%	2,761	0.7%	—	—
Total as Reported	$ 71,011	18.3%	$ 39,993	10.5%	$ (69,583)	$ (78,546)
Adjustments						
Net Sales	—		—		—	—
Cost of sales	—		—		—	—
Operating wage and fringe benefit expenses	—		—		—	—
Other operating expenses	—		—		—	—
Selling, general and administrative expenses	(3,606)		(1,025)		(1,165)	(17,288)
Depreciation and amortization expense	—		—		—	—
Impairments	—		(2,761)		—	—
Total adjustments	3,606		3,786		1,165	17,288
Non-GAAP operating income (loss)						
Net Sales	387,615		379,313		—	—
Cost of sales	172,974	44.6%	199,067	52.5%	—	—
Operating wage and fringe benefit expenses	42,171	10.9%	41,665	11.0%	—	—
Other operating expenses	52,430	13.5%	48,974	12.9%	—	—
Selling, general and administrative expenses	29,199	7.5%	28,687	7.6%	58,868	55,561
Depreciation and amortization expense	16,224	4.2%	17,141	4.5%	9,550	5,697
Impairments	—	—%	—	—%	—	—
Total non-GAAP operating income (loss)	$ 74,617	19.3%	$ 43,779	11.5%	$ (68,418)	$ (61,258)

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q1 FISCAL 2015

Q1 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	240,151		240,151		86,190		86,190		-	-
Cost of sales	63,211	26.3%	63,211	26.3%	50,957	59.1%	50,252	58.3%	-	-
Operating wages	94,840	39.5%	94,639	39.4%	9,589	11.1%	9,589	11.1%	-	-
Other operating	42,505	17.7%	42,505	17.7%	11,209	13.0%	7,003	8.1%	-	-
S,G&A	8,855	3.7%	22,482	9.4%	7,114	8.3%	16,365	19.0%	16,447	-
Depreciation and amortization	14,236	5.9%	15,341	6.4%	4,276	5.0%	4,632	5.4%	1,461	-
Impairments	1,577	0.7%	258	0.1%	-	0.0%	-	0.0%	-	-
Operating income	14,927	6.2%	1,715	0.7%	3,045	3.5%	(1,651)	-1.9%	(17,908)	-
Adjustments										
Operating wages	(14)		(14)		-		-		-	-
Other operating	(149)		(149)		-		-		-	-
S,G&A	(91)		(3,381)		(666)		(1,230)		(2,535)	-
Impairments	(1,577)		(258)		-		-		-	-
Total Adjustments	1,831		3,802		666		1,230		2,535	
Non-GAAP Operating Income										
Net sales	240,151		240,151		86,190		86,190		-	-
Cost of sales	63,211	26.3%	63,211	26.3%	50,957	59.1%	50,252	58.3%	-	-
Operating wages	94,826	39.5%	94,625	39.4%	9,589	11.1%	9,589	11.1%	-	-
Other operating	42,356	17.7%	42,356	17.6%	11,209	13.0%	7,003	8.1%	-	-
S,G&A	8,764	3.6%	19,101	8.0%	6,448	7.5%	15,135	17.6%	13,912	-
Depreciation and amortization	14,236	5.9%	15,341	6.4%	4,276	5.0%	4,632	5.4%	1,461	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,758	7.0%	5,517	2.3%	3,711	4.3%	(421)	-0.5%	(15,373)	-

*Reflects reclassification of:

- $1.3 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $0.2 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of freight charges from Other operating expenses to Cost of sales for BEF Foods
- $0.6 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q2 FISCAL 2015

Q2 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	241,151		241,151		92,128		92,128		-	-
Cost of sales	64,165	26.6%	64,165	26.6%	51,847	56.3%	51,847	56.3%	-	-
Operating wages	94,834	39.3%	92,006	38.2%	10,779	11.7%	10,779	11.7%	-	-
Other operating	42,290	17.5%	42,702	17.7%	11,905	12.9%	7,271	7.9%	-	-
S,G&A	5,572	2.3%	20,777	8.6%	6,919	7.5%	15,245	16.5%	16,482	-
Depreciation and amortization	13,663	5.7%	14,789	6.1%	4,323	4.7%	4,686	5.1%	1,489	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Operating income	20,627	8.6%	6,712	2.8%	6,355	6.9%	2,300	2.5%	(17,971)	-
Adjustments										
Operating wages	(15)		(15)		-		-		-	-
Other operating	(115)		(115)		-		-		-	-
S,G&A	(7)		(2,803)		(17)		(946)		(3,725)	-
Total Adjustments	137		2,933		17		946		3,725	-
Non-GAAP Operating Income										
Net sales	241,151		241,151		92,128		92,128		-	-
Cost of sales	64,165	26.6%	64,165	26.6%	51,847	56.3%	51,847	56.3%	-	-
Operating wages	94,819	39.3%	91,991	38.1%	10,779	11.7%	10,779	11.7%	-	-
Other operating	42,175	17.5%	42,587	17.7%	11,905	12.9%	7,271	7.9%	-	-
S,G&A	5,565	2.3%	17,974	7.5%	6,902	7.5%	14,299	15.5%	12,757	-
Depreciation and amortization	13,663	5.7%	14,789	6.1%	4,323	4.7%	4,686	5.1%	1,489	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	20,764	8.6%	9,645	4.0%	6,372	6.9%	3,246	3.5%	(14,246)	-

*Reflects reclassification of:

- $2.8 million of restaurant wages from S,G&A to Operating wages for Bob Evans Restaurants
- $0.4 million of legal costs from Other operating expenses to S,G&A for Bob Evans Restaurants
- $4.0 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $0.7 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q3 FISCAL 2015

Q3 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	250,389		250,389		106,788		106,788		-	-
Cost of sales	69,134	27.6%	69,134	27.6%	55,410	51.9%	55,410	51.9%	-	-
Operating wages	98,317	39.3%	98,317	39.3%	10,799	10.1%	10,799	10.1%	-	-
Other operating	41,882	16.7%	41,882	16.7%	12,922	12.1%	7,214	6.8%	-	-
S,G&A	10,589	4.2%	27,348	10.9%	8,021	7.5%	18,997	17.8%	20,355	-
Depreciation and amortization	14,642	5.8%	15,693	6.3%	4,362	4.1%	4,710	4.4%	1,399	-
Impairments	1,672	0.7%	-	0.0%	-	0.0%	-	0.0%	-	-
Operating income	14,153	5.7%	(1,985)	-0.8%	15,274	14.3%	9,658	9.0%	(21,754)	-
Adjustments										
Operating wages	(230)		(230)		-		-		-	-
Other operating	(378)		(378)		-		-		-	-
S,G&A	(341)		(7,521)		(189)		(1,933)		(7,252)	-
Impairments	(1,672)		-		-		-		-	-
Total Adjustments	2,621		8,129		189		1,933		7,252	-
Non-GAAP Operating Income										
Net sales	250,389		250,389		106,788		106,788		-	-
Cost of sales	69,134	27.6%	69,134	27.6%	55,410	51.9%	55,410	51.9%	-	-
Operating wages	98,087	39.3%	98,087	39.1%	10,799	10.1%	10,799	10.1%	-	-
Other operating	41,504	16.6%	41,504	16.6%	12,922	12.1%	7,214	6.8%	-	-
S,G&A	10,248	4.0%	19,827	7.9%	7,832	7.3%	17,064	15.9%	13,103	-
Depreciation and amortization	14,642	5.8%	15,693	6.3%	4,362	4.1%	4,710	4.4%	1,399	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,774	6.7%	6,144	2.5%	15,463	14.5%	11,591	10.9%	(14,502)	-

*Reflects reclassification:

- $1.7 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $4.3 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $1.4 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: Q4 FISCAL 2015

Q4 FY15	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	238,187		238,187		94,206		94,206		-	-
Cost of sales	62,167	26.1%	62,167	26.1%	40,853	43.4%	40,853	43.4%	-	-
Operating wages	93,882	39.4%	93,882	39.4%	10,499	11.1%	10,499	11.1%	-	-
Other operating	42,341	17.8%	42,341	17.8%	12,937	13.7%	7,558	8.0%	-	-
S,G&A	15,719	6.6%	30,882	13.0%	7,659	8.2%	20,651	21.9%	19,564	-
Depreciation and amortization	14,696	6.2%	15,709	6.6%	4,180	4.4%	4,514	4.8%	1,347	-
Impairments	2,851	1.2%	2,400	1.0%	2,761	2.9%	-	0.0%	-	-
Operating income	6,531	2.7%	(9,194)	-3.9%	15,317	16.3%	10,131	10.8%	(20,911)	-
Adjustments										
Operating wages	(11)		(11)		-		-		-	-
Other operating	(66)		(66)		-		-		-	-
S,G&A	(7,191)		(10,457)		(153)		(3,876)		(3,777)	-
Impairments	(2,851)		(2,400)		(2,761)		-		-	-
Total Adjustments	10,119		12,934		2,914		3,876		3,777	-
Non-GAAP Operating Income										
Net sales	238,187		238,187		94,206		94,206		-	-
Cost of sales	62,167	26.1%	62,167	26.1%	40,853	43.4%	40,853	43.4%	-	-
Operating wages	93,871	39.4%	93,871	39.4%	10,499	11.1%	10,499	11.1%	-	-
Other operating	42,275	17.7%	42,275	17.7%	12,937	13.7%	7,558	8.0%	-	-
S,G&A	8,528	3.6%	20,425	8.6%	7,506	8.0%	16,775	17.8%	15,787	-
Depreciation and amortization	14,696	6.2%	15,709	6.6%	4,180	4.4%	4,514	4.8%	1,347	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	16,650	7.0%	3,740	1.6%	18,231	19.4%	14,007	14.9%	(17,134)	-

*Reflects reclassification of:

- $0.5 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants
- $4.4 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods
- $2.8 million of impairment charges from S,G&A to Impairments for BEF Foods
- $1.0 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

All reclassifications made to conform prior year financials with current presentation

HISTORICAL SEGMENT AND "CORPORATE AND OTHER" DATA: FISCAL 2014

FY14	Bob Evans Restaurants				BEF Foods				Corporate and Other	
	New*		Old		New*		Old		New	Old
Operating income as reported										
Net sales	956,579		956,579		371,973		371,973		-	-
Cost of sales	244,871	25.6%	244,871	25.6%	206,906	55.6%	206,082	55.4%	-	-
Operating wages	365,698	38.2%	365,698	38.2%	40,609	10.9%	40,609	10.9%	-	-
Other operating	164,901	17.3%	164,901	17.3%	54,003	14.6%	31,926	8.6%	-	-
S,G&A	26,626	2.8%	80,723	8.4%	30,506	8.2%	68,781	18.5%	65,001	-
Depreciation and amortization	60,446	6.3%	63,872	6.7%	14,514	3.9%	15,584	4.2%	4,496	-
Impairments	13,850	1.4%	9,380	1.0%	3,000	0.8%	3,000	0.8%	-	-
Operating income	80,187	8.4%	27,134	2.8%	22,435	6.0%	5,991	1.6%	(69,497)	-
Adjustments										
Operating wages	-		-		49		49		-	-
Other operating	-		-		107		107		-	-
S,G&A	567		(5,971)		(4,125)		(4,074)		(2,017)	-
Depreciation and amortization	51		51		-		-		-	-
Impairments	(13,850)		(9,380)		(3,000)		(3,000)		-	-
Total Adjustments	13,232		15,300		6,969		6,918		2,017	-
Non-GAAP Operating Income										
Net sales	956,579		956,579		371,973		371,973		-	-
Cost of sales	244,871	25.6%	244,871	25.6%	206,906	55.6%	206,082	55.4%	-	-
Operating wages	365,698	38.2%	365,698	38.2%	40,658	10.9%	40,658	10.9%	-	-
Other operating	164,901	17.3%	164,901	17.3%	54,110	14.6%	32,033	8.6%	-	-
S,G&A	27,193	2.8%	74,752	7.8%	26,381	7.1%	64,707	17.4%	62,984	-
Depreciation and amortization	60,497	6.3%	63,923	6.7%	14,514	3.9%	15,584	4.2%	4,496	-
Impairments	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	-
Total non-GAAP operating income	93,419	9.8%	42,434	4.4%	29,404	7.9%	12,909	3.5%	(67,480)	-

*Reflects reclassification:

$4.4 million of impairment charges from S,G&A to Impairments for Bob Evans Restaurants

$18.6 million of shipping and handling costs from S,G&A to Other operating expenses for BEF Foods

$4.3 million of marketing costs from S,G&A to Other operating expenses for BEF Foods

$0.8 million of freight charges from Other operating expenses to Cost of sales for BEF Foods

All reclassifications made to conform prior year financials with current presentation